Reply Attention of	Cam McTavish
Direct Tel.	604.891.7731
EMail Address	czm@cwilson.com
Our File No.	32025-1 / CW1041157.1

February 15, 2007

VIA EDGAR AND COURIER

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549-7010

USA

Attention: Jay Ingram

Dear Sir/Mesdames:

Re: Southern Star Energy, Inc. Revised Preliminary Information Statement on Schedule 14C File No. 0-52106 Date Filed: January 4, 2007

                Thank you for your letter of January 12, 2007 with respect to the Revised Preliminary Information Statement on Schedule 14C (the “Schedule 14C”), filed by Southern Star Energy, Inc. (the “Company”). The Company’s responses are numbered in a manner that corresponds with your comments as set out in your letter of January 12, 2007. Please find enclosed two black-lined copies of the Schedule 14C that sets out changes from Amendment No. 1 of the Schedule 14C. Page references set out below refer to the enclosed black-lined copy of the Schedule 14C.

General

1.            We note your response to comment 1 of our letter dated December 11, 2006. We continue to believe the information required by Item 14 of Schedule 14A is applicable to your filing as it appears that action is to be taken with respect to Item 14(a)(2) and (a)(3) of Schedule 14A. In this regard, we believe that the information as set forth in Item 14(b)(1), (7), (9) and (10) of Schedule 14A is applicable to your filing and should be disclosed. Also, please note that although we recognize that the Small Business Disclosure system does not require the disclosure of selected financial data, Regulation S-B contains a comparable disclosure item to that of Item

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301 of Regulation S-K regarding the disclosure of pro forma information. Please revise accordingly.

The Company has revised the Schedule 14C to include a summary term sheet in accordance with Item 1001 of Regulation M-A which is set out on page 3 of the Schedule 14C. Past contracts, transactions and negotiations required pursuant to Items 1005(b) and 1011(a)(1) of Regulation M-A were included in Amendment No. 1 to the Schedule 14C which was filed on January 4, 2007. The information is set out under the heading “Parties to the Restructuring Agreement” on page 5 and “Chronology of Events Leading to the Entry into the Restructuring Agreement, as Amended” on pages 6 and 7 of the Schedule 14C. In regards to Item 14(b)(9), the Company has included pro-forma financial information in accordance with Regulation S-B which disclosure is set out starting on page 23 of the Schedule 14C. Similarly, pro-forma book value and loss per share as required under Item 14(b)(10) of Schedule 14A is included in the Schedule 14C on pages 7 and 8.

2.            We refer you to the immediately preceding comment. In addition to the disclosure required by Item 14(b)(1), (7), (9) and (10), we continue to believe that your information statement should be revised to include the information required by Item 14(c) of Schedule 14A.

The Company has revised the Schedule 14C to include the information required by Item 14(c) of Schedule 14A which incorporates the information required by Part B of Form S-4. Such information is included from pages 8 to 19 of the Schedule 14C.

We look forward to any further comments you may have regarding the Schedule 14C or with respect to any of the above responses. Should you have any questions, please do not hesitate to contact the writer directly at 604.891.7731.

Yours truly,

CLARK WILSON LLP

Per: /s/ Cam McTavish

Cam McTavish

CZM/ljm

CW1041157.1